SCHEDULE 14C INFORMATION
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SEASONS SERIES TRUST

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AIG SunAmerica Asset Management Corp.
Seasons Series Trust
P.O. Box 54299
Los Angeles, California
(800) 445-7862
February 5, 2008
Dear Contract Owner
     You are receiving the enclosed information statement (the “Information Statement”) because you own interests in the Focus Growth Portfolio and/or the Focus Growth and Income Portfolio, each a series of Seasons Series Trust (the “Trust”). The purpose of the Information Statement is to inform you that on October 2, 2007, the Board of Trustees of the Trust approved a new subadvisory agreement (the “New Subadvisory Agreement”) between AIG SunAmerica Asset Management Corp. and Marsico Capital Management, LLC (“Marsico”) with respect to the Portfolios. The New Subadvisory Agreement became effective on December 14, 2007, which is the date Marsico and certain newly-formed affiliates completed a transaction in which Marsico Parent Company, LLC, a company indirectly owned by Thomas F. Marsico, Marsico family interests and Marsico employees, reacquired Marsico from a subsidiary of Bank of America Corporation and Marsico again became an independently-owned investment management firm. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.
     The prior subadvisory agreement provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination upon a change in control of Marsico. The closing of the Transaction constituted a change in control of Marsico. The New Subadvisory Agreement is the same in all material respects as the prior subadvisory agreement with Marsico except for the effective date and the term of the New Subadvisory Agreement. As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Subadvisory Agreement and Marsico.
     This document is for your information only and you are not required to take any action. Please don’t hesitate to call us at (800) 445-7862 if you have any questions about these changes or if we can be of service to you in any other way. As always, we appreciate your confidence and trust and look forward to serving you in the future.
Sincerely,

John Genoy
President, Seasons Series Trust

SEASONS SERIES TRUST
Focus Growth Portfolio
Focus Growth and Income Portfolio
P.O. Box 54299
Los Angeles, CA 90054-0299

INFORMATION STATEMENT
REGARDING A NEW SUBADVISORY AGREEMENT WITH
MARSICO CAPITAL MANAGEMENT, LLC

     You have received this information statement (the “Information Statement”) because you own interests in the Focus Growth Portfolio (the “Growth Portfolio”) and/or the Focus Growth and Income Portfolio (the “Growth and Income Portfolio”) (each, a “Portfolio” and together, the “Portfolios”), each, a series of Seasons Series Trust (the “Trust”) within a variable annuity or variable life insurance contract (a “Contract”). You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the new subadvisory agreement (“New Subadvisory Agreement”) between AIG SunAmerica Asset Management Corp. (“AIG SunAmerica” or the “Adviser”), the Portfolios’ investment adviser, and Marsico Capital Management, LLC (“Marsico”) with respect to the Portfolios. Pursuant to the New Subadvisory Agreement, Marsico serves as a subadviser to each Portfolio and is responsible for managing a portion of each Portfolio’s assets.
     The Portfolios were also subadvised by Marsico prior to the effective date of the New Subadvisory Agreement. The prior subadvisory agreement (the “Prior Subadvisory Agreement”) provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination upon a change in control of Marsico. On December 14, 2007, Thomas F. Marsico, the founder and Chief Executive Officer of Marsico, certain newly-formed affiliates and Marsico Parent Company, LLC, a company indirectly owned by Mr. Marsico, Marsico family interests and Marsico employees, completed a transaction to repurchase Marsico from a subsidiary of Bank of America Corporation (the “Transaction”). The closing of the Transaction constituted a change in control of Marsico. The Trust’s Board of Trustees (the “Board” or the “Trustees”), including all of the Trustees who are not “interested persons” of the Trust, AIG SunAmerica or Marsico, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the New Subadvisory Agreement for the Portfolios between AIG SunAmerica and Marsico.
     The New Subadvisory Agreement is the same in all material respects as the Prior Subadvisory Agreement, except for the effective date and the term of the agreement.
     The Trust has received an exemptive order from the Securities and Exchange Commission (“SEC”) that allows AIG SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish the fund’s shareholders with the same information about the new subadviser or subadvisory agreement that would have been included in a proxy statement, except as modified by the Order.
We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.
     This Information Statement is being mailed on or about February 5, 2008 to Contract owners of the Portfolios. Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.
The Adviser and its Responsibilities
     AIG SunAmerica is an investment adviser registered with the SEC. Pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Trust dated as of January 1, 1999, which was last approved by the Board at an in-person meeting held on October 2, 2007, AIG SunAmerica serves as the investment adviser and administrator to the Portfolios. The Portfolios are series of the Trust, a Massachusetts business trust. The Trust is a management investment company, registered under the 1940 Act.
     AIG SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight on portions of the portfolios by the Trustees. The Advisory Agreement authorizes AIG SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. AIG SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. AIG SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other considerations.
     Pursuant to the Prior Subadvisory Agreement with AIG SunAmerica, Marsico served as the subadviser to a portion of each Portfolio until the Prior Subadvisory Agreement was terminated upon the change of control of Marsico, which occurred on the date the Transition was consummated. At the Board meeting held on October 2, 2007, the Trustees, including all of the Independent Trustees, approved the New Subadvisory Agreement between AIG SunAmerica and Marsico, to become effective upon the consummation of the Transaction. The New Subadvisory Agreement became effective on December 14, 2007.
     Under the Advisory Agreement, AIG SunAmerica receives from each Portfolio a fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio at the rates listed below.

	Advisory Fee Rate For	Advisory Fee Paid
	Fiscal Year Ended	For Fiscal Year
Portfolio	March 31, 2007	Ended March 31, 2007
Growth Portfolio	1.00% – first $250 million	$1,177,375
	.95% – next $250 million
	.90% – over $500 million
Growth and Income Portfolio	1.00% – first $250 million	$781,458
	.95% – next $250 million
	.90% – over $500 million
     For the fiscal year ended March 31, 2007, AIG SunAmerica paid the subadvisers to each Portfolio, including Marsico, an aggregate fee equal to the annual rate of the Portfolio’s average daily net assets as listed below.

	Aggregate Subadvisory	Aggregate Subadvisory
	Fee Rate For Fiscal	Fee Paid For Fiscal
Portfolio	Year Ended March 31, 2007	Year Ended March 31, 2007
Growth Portfolio	0.39%	$454,678
Growth and Income Portfolio	0.31%	$239,327
     Based on these payments to the Portfolios’ subadvisers, AIG SunAmerica retained, pursuant to the Advisory Agreement, a management fee rate equal to the average daily net assets of each Portfolio at the rates listed below:

	Advisory Fee Rate	Advisory Fee
	Retained For	Retained For
	Fiscal Year Ended	Fiscal Year Ended
Portfolio	March 31, 2007	March 31, 2007
Growth Portfolio	0.61%	$722,697
Growth and Income Portfolio	0.69%	$542,131

Comparison of Prior Subadvisory Agreement and New Subadvisory Agreement
     The terms of the New Subadvisory Agreement, including fees payable to Marsico by AIG SunAmerica, are identical in all material respects to those of the Prior Subadvisory Agreement, except for the dates of effectiveness and termination. The New Subadvisory Agreement will expire on December 14, 2009, unless specifically reapproved in the manner required by the 1940 Act and the rules thereunder. The form of the New Subadvisory Agreement is attached to this Information Statement as Exhibit A. The following discussion provides a comparison of certain terms of the Prior Subadvisory Agreement to the terms of the New Subadvisory Agreement.
     Investment Advisory Services. The investment advisory services provided by Marsico to the Portfolios under the New Subadvisory Agreement are identical as those services provided by Marsico to the Portfolios under the Prior Subadvisory Agreement. Both the Prior Subadvisory Agreement and the New Subadvisory Agreement provides that, subject to the supervision, direction and approval of AIG SunAmerica and the Board, Marsico is responsible for managing the investment and reinvestment of a portion of each Portfolio’s assets in a manner consistent with the Portfolio’s investment objectives, policies and restrictions, and applicable federal and state law. Marsico makes decisions with respect to all purchases and sales of securities and other transactions involving securities and other investment assets for the portion of the Portfolio’s assets that Marsico manages. In order to implement its investment decisions, Marsico has full discretion and is authorized to place orders and issue instructions with respect to those transactions for the Portfolios. Marsico is not, however, responsible for voting proxies or participating in class actions and/or other legal proceedings on behalf of the Portfolios, but provides such assistance as is reasonably requested by AIG SunAmerica.
     The terms of the Prior Subadvisory Agreement and the New Subadvisory Agreement further specify that Marsico maintain all books and records with respect to each Portfolio’s securities transactions required to be maintained by it under the 1940 Act and the rules thereunder and deliver to AIG SunAmerica and the Board such periodic and special reports as AIG SunAmerica or the Board may reasonably request. Furthermore, the Prior Subadvisory Agreement and the New Subadvisory Agreement each provide that Marsico carry out its duties in a manner consistent with applicable federal and state laws and regulations and exercise its best judgment and act in good faith and use reasonable care in rendering the services it agrees to provide. The investment advisory services continue to be provided by the same Marsico personnel under the New Subadvisory Agreement as under the Prior Subadvisory Agreement, and Thomas F. Marsico continues to act as the portfolio manager for each portion of the Portfolio for which Marsico provides subadvisory services. Marsico does not anticipate that the Transaction has or will have any adverse effect on the performance of its obligations under the New Subadvisory Agreement.
     Fees. The fees paid by AIG SunAmerica to Marsico under the New Subadvisory Agreement are identical to the fees paid by AIG SunAmerica to Marsico under the Prior Subadvisory Agreement. Under both the Prior Subadvisory Agreement and the New Subadvisory Agreement, Marsico has no right to obtain compensation directly from the Trust or the Portfolios for services provided and looks solely to AIG SunAmerica for payment of fees due.
     Payment of Expenses. Under both the Prior Subadvisory Agreement and the New Subadvisory Agreement, Marsico bears all expenses in connection with the performance of its services. The expenses borne by a Portfolio under the New Subadvisory Agreement are the same as in the Prior Subadvisory Agreement.
     Limitation on Liability. The Prior Subadvisory Agreement and New Subadvisory Agreement each generally provide that Marsico will not be liable to AIG SunAmerica, the Trust, each Portfolio or its respective shareholders for any act or omission in the course of, or connected with, its services or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties by Marsico in the performance of its duties.
     Termination. Both the Prior Subadvisory Agreement and the New Subadvisory Agreement provide that such Agreement may be terminated, without penalty, (i) by a majority of the Board or by vote of holders of a majority of the outstanding voting securities of a Portfolio at any time, (ii) by AIG SunAmerica on not less than thirty (30) nor more than sixty (60) days’ written notice to Marsico, or (iii) by Marsico upon ninety (90) days’ written notice to the Trust and AIG SunAmerica, provided, however, that the New Subadvisory Agreement may not be terminated by Marsico unless another subadvisory agreement has been approved by the Trust in accordance with the 1940 Act, or after six months’ written notice, whichever is earlier. As with the Prior Subadvisory Agreement, the New Subadvisory Agreement also will terminate automatically in the event of assignment or in the event of the assignment or termination of the investment advisory and management agreement between AIG SunAmerica and the Trust, on behalf of the Portfolios.
Factors Considered by the Board of Trustees
     The Board, including the Independent Trustees, at a meeting held on October 2, 2007, approved the New Subadvisory Agreement between AIG SunAmerica and Marsico with respect to the Portfolios in anticipation of the termination of the Prior Subadvisory Agreement between AIG SunAmerica and Marsico upon the effective date of the Transaction.
     In connection with the approval of the New Subadvisory Agreement, the Board received materials related to certain factors used in its consideration whether to approve the New Subadvisory Agreement. Those factors included: (1) the nature, extent and quality of services provided or to be provided by Marsico, including its organization capability and financial condition; (2) the size and structure of the subadvisory fees payable to Marsico in connection with its management of the Portfolios; (3) the investment performance of the Portfolios compared to performance of comparable funds as selected by an independent third-party provider of investment company data (“Performance Group/Universe”) and against benchmarks and/or indices; (4) the costs of services and the benefits potentially derived by Marsico; (5) the terms of the New Subadvisory Agreement; (6) whether the Portfolios will benefit from possible economies of scale; (7) the organizational capability and financial condition of Marsico; and (8) information regarding Marsico’s compliance and regulatory history.
     The Independent Trustees were separately represented by counsel that is independent of AIG SunAmerica in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.
     The Board received information regarding the Trust’s advisory and subadvisory fees compared to advisory and subadvisory fee rates of a group of funds with similar investment objectives (respectively, the “Expense Group/Universe” and the “Subadvisor Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Expense Group and the Performance Group each consists of a Portfolio and a select group of funds that are chosen to be comparable to such Portfolio based upon certain factors, including fund type (in this case, funds underlying variable insurance products), comparability of investment objectives and asset category (for example, large-cap value, small-cap growth, mid-cap core, etc.), asset size and expense components. The Expense Universe and the Performance Universe each generally consists of a Portfolio, the funds in its Expense Group or Performance Group, respectively, and all other funds in the asset category or categories included in the Expense Group or Performance Group regardless of asset size or primary channel of distribution. A Portfolio’s Subadvisor Expense Group and Subadvisor Expense Universe are comprised of the Portfolio and certain other comparable funds in its asset category or categories that are managed by subadvisers.
     Nature, Extent and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of services provided by Marsico. In making its evaluation, the Board considered that AIG SunAmerica is responsible for the management of the affairs of the Trust and general supervision of and coordination of the services provided by Marsico.
     In addition, the Board noted that AIG SunAmerica is responsible for overseeing the performance of services by the Trust’s custodian, transfer agent and dividend disbursing agent. The Board also noted that AIG SunAmerica is responsible for the financial, legal and accounting records required to be maintained by the Portfolios and for the administration of the Trust’s business affairs, including providing such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any Portfolio) and such executive and other personnel as shall be necessary for the operations of each Portfolio.
     With respect to Marsico, the Board noted that it was responsible for providing investment management services, including investment research, advice and supervision, and determining which securities shall be purchased or sold by the Portfolios. The Board reviewed Marsico’s investment experience as well as its history, structure and size as a subsidiary of Bank of America and as a private company. The Board was informed that in management’s judgment, Marsico has the size, visibility and resources to attract and retain highly qualified investment professionals.

     The Board reviewed the qualifications, background and responsibilities of Marsico’s staff responsible for providing investment management services to the Portfolios. It was reported to the Board that the Transaction would not result in any changes to Marsico’s ability to provide the same type and quality of services that it provided to the Portfolios prior to the close of the Transaction. Further, it was noted that Marsico’s current investment staff responsible for managing the Portfolios would not change as a result of the Transaction. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by or to be provided by Marsico that there was a reasonable basis on which to conclude that they would continue to provide high quality services to the Portfolios.
     Portfolio Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding the Portfolios’ fees (actual or contractual management fees, subadvisory fees, non-management fees, and 12b-1 fees, if applicable), and expense ratios compared against such fees and expense ratios of their Expense Group/Universes. The Board also considered that the subadvisory fees are paid by AIG SunAmerica out of its advisory fee and not by the Portfolios, and that subadvisory fees may vary widely within a Subadvisor Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs.
     The Board, including the Independent Trustees, received and reviewed performance information prepared by management (including information from Lipper, Inc.), and information prepared by Lipper. The performance information included annualized returns for the period since inception, and its one-, three- and five-year periods ended June 30, 2007. It was noted that on a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolios’ overall performance and Marsico’s performance within the Portfolios.
     As part of its review of the Portfolios’ fees/expenses and performance, the Board considered the following expense and performance information provided by Lipper and management in making its determinations.
     With respect to the Growth Portfolio, the Board considered that the Portfolio’s actual advisory fees and total expenses were above the median of its Expense Group/Universe. The Board also considered that Marsico’s fees were above the median of the Subadvisor Expense Group/Universe. The Board considered that the Portfolio underperformed the Lipper VUF Multi-Cap Growth Index and was below the median of its Performance Group/Universe for the one-, three- and five-year periods. The Board considered management’s discussion regarding the Portfolio’s performance and concluded that the appropriate steps are being taken to monitor and address the Portfolio’s performance.
     With respect to the Growth and Income Portfolio, the Board considered that the Portfolio’s actual advisory fees and total expenses were above the median of its Expense Group/Universe. The Board also considered that Marsico’s fees were above the median of the Subadvisor Expense Group. The Board considered that the Portfolio outperformed the Lipper VUF Large Cap Core Index and was above the median of its Performance Group/Universe for the one-, three- and five-year periods. The Board considered management’s discussion of Marsico’s performance and concluded that the Portfolio’s performance has been satisfactory in light of all factors considered.
     Cost of Services & Benefits Derived. With respect to indirect costs and benefits, the Board was informed, based on management’s judgment, that any indirect costs incurred by AIG SunAmerica in connection with rendering investment advisory services to the Trust were inconsequential to the analysis of the adequacy of the advisory fees, and that any collateral benefits derived as a result of providing advisory services to the Trust were de minimis and did not impact upon the reasonableness of the advisory fee.
     In connection with benefits derived from the Trust, the Board considered that certain affiliated life insurance companies (the “Life Companies”) may benefit as a result of their direct ownership of the Portfolios’ shares, which amounts may be material. It was noted that in calculating their corporate income tax liability as insurance companies, the Life Companies, as corporate mutual fund shareholders, may exclude a portion of the ordinary dividends paid by underlying U.S. equities in the Portfolios to the same extent the Portfolios receive certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, the Life Companies may also rely on foreign tax credits with respect to certain tax credits with respect to certain foreign securities held in the Portfolios. Finally, the Board considered that the Life Companies receive financial support from AIG SunAmerica and certain subadvisers for distribution-related activities, including support to help offset costs for training (including training of registered representatives of AIG SunAmerica Capital Services, Inc., to support sales of the Portfolios and corresponding annuities).
     The Board concluded that any benefits that AIG SunAmerica and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Portfolios were not unreasonable.
     Profitability and Economies of Scale. The Board received information related to AIG SunAmerica’s profitability with respect to the services it provides to the Portfolios. The profitability analysis reflected the relationship between AIG SunAmerica and AIG SunAmerica Life Assurance Company (“ASLAC”) that provides that AIG SunAmerica contribute to ASLAC, its profits earned through its management role to the Trust. The Board also considered that AIG SunAmerica has entered into agreements with First SunAmerica Life Insurance Company (“FSLIC”) wherein AIG SunAmerica pays FSLIC a fee to perform certain administrative services for the benefit of certain variable annuity contract owners. The Board determined that the profitability to AIG SunAmerica in connection with its relationship to the Trust was reasonable.
     It was noted that the subadvisory fees paid pursuant to the Subadvisory Agreements are paid by AIG SunAmerica out of the advisory fees that AIG SunAmerica receives under the Advisory Agreement. The Trustees also relied on the ability of AIG SunAmerica to negotiate the Subadvisory Agreements and the fees thereunder at arm’s length. The Board determined that the profitability to Marsico in connection with its management of the Portfolios is therefore not a material factor in their consideration of the Subadvisory Agreement.
     The Board also received and considered information regarding the ability of the Portfolios to achieve economies of scale. The Board considered that management believed that the Portfolios’ existing fee schedule reflect the economies of scale inherent in providing investment advice to the Portfolios in their particular asset category and asset size. The Board concluded that any potential economies of scale are currently being shared between the Trust and AIG SunAmerica in an appropriate manner. While it was noted that the subadvisory fee payable to Marsico do not contain breakpoints, the Board considered that AIG SunAmerica, and not the Trust, is responsible for the payment of such fees. For similar reasons as stated above with respect to the Marsico’s profitability and the costs of it providing services, the Board concluded that the potential for economies of scale in Marsico’s management of the Portfolios is not a material factor in its consideration at this time.
     Terms of the New Subadvisory Agreement. The Board, including the Independent Trustees, reviewed the terms of the New Subadvisory Agreement including the duties and responsibilities undertaken by AIG SunAmerica and Marsico as discussed above. The Board considered that AIG SunAmerica pays all of its own expenses in connection with the performance of its duties, as well as the salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of AIG SunAmerica. The Board also reviewed the terms of payment for services rendered and noted that AIG SunAmerica compensates Marsico out of the fees it receives from the Portfolios. The Board noted that the New Subadvisory Agreement provides that Marsico will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the other terms and conditions of the New Subadvisory Agreement and noted that the terms of the New Subadvisory Agreement were the same, as the terms of the Prior Subadvisory Agreement that was in effect prior to the Transaction.
     Compliance. The Board reviewed Marsico’s compliance and regulatory history, including information whether any were involved in any regulatory actions or investigations. The Board concluded that there was no information provided that would have a material adverse effect on Marsico’s ability to provide services to the Portfolios.
     Conclusions. In reaching its decision to approve the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that Marsico possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.
     Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolios and their shareholders, and

(2) the advisory fee rates and subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Information About Marsico
     Marsico is a Denver-based investment management firm that manages assets for mutual funds, variable insurance funds, corporate retirement plans and other institutions, separately managed wrap accounts, and other clients. Marsico specializes in growth-oriented equity strategies, including large-cap growth, international growth, global growth, and all-cap growth. With approximately $93.1 billion in assets under management as of June 30, 2007, Marsico is one of the largest growth equity managers in the investment industry. Marsico serves a diverse mix of retail and institutional clients as investment adviser to registered investment companies, as sub-adviser to many other mutual funds and variable annuity programs, as adviser to leading institutional investors, and as adviser to separately managed wrap accounts. Marsico currently has 78 employees, including a 24-member investment team consisting of four portfolio managers, 16 analysts, and four traders. Marsico was founded in 1997 by Mr. Marsico, the firm’s Chief Executive Officer and Chief Investment Officer. Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. As of December 14, 2007, Marsico is an independently-owned investment management firm.
     The following chart lists the principal executive officers and the directors of Marsico and their principal occupations. The address for each is 1200 17th Street, Suite 1600, Denver, CO 80202

Name	Principal Occupation
Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer
Christopher J. Marsico	President
James G. Gendelman	Vice President and Portfolio Manager
Mary L. Watson	Executive Vice President and Chief Operations Officer
Thomas M. J. Kerwin	Executive Vice President, General Counsel and Secretary
Kenneth Johnson	Executive Vice President and Director of Marketing and Client Services
Corydon J. Gilchrist	Vice President and Portfolio Manager
Steven R. Carlson	Executive Vice President, and Chief Compliance Officer
Neil L. Gloude	Executive Vice President, Chief Financial Officer and Treasurer
     Marsico provides investment advisory services to certain funds listed in Exhibit B which have investment objectives similar to that of the Portfolios.
Ownership of Shares
     The number of shares of the Portfolios outstanding as of December 31, 2007 is listed in the table below.

Portfolio	Shares Outstanding
Growth Portfolio	12,578,038
Growth and Income Portfolio	8,379,721
     As of December 31, 2007, all shares of the Portfolio were owned directly by the separate accounts of ASLAC and FSLIC (the “Life Companies”). The business address of ASLAC and FSLIC is 1 SunAmerica Center, Los Angeles, CA 90067-6022.

		Percentage
Portfolio	Class	of Class	Shareholder

Growth Portfolio	Class 1	100%	ASLAC
	Class 2	100%	ASLAC
	Class 3	99.1%	ASLAC
	Class 3	<1%	FSLIC

Growth and Income Portfolio	Class 2	100%	ASLAC
	Class 3	98.6%	ASLAC
	Class 3	1.4%	FSLIC
     To AIG SunAmerica’s knowledge, no person owned a variable annuity contract and/or variable life insurance policy or interests therein of more than 5% of the outstanding shares of the Portfolios as of December 31,

2007. The Trustees and officers of the Trust and members of their families as a group, beneficially owned less than 1% of the beneficial interest of each Portfolio as of December 31, 2007.
Brokerage Commissions
     The table below sets forth, for each Portfolio’s fiscal year ended March 31, 2007, the aggregate brokerage commissions paid, the commissions paid to affiliated broker/dealers and the amount paid to affiliated broker/dealers as a percentage of each Portfolio’s aggregate brokerage commissions. During the fiscal year ended March 31, 2007, there was one affiliated broker/dealers to which the Portfolios paid brokerage commissions, Bank of America Securities LLC, an affiliate of Marsico.

			Percentage of
	Aggregate	Amount Paid to	Commissions Paid
	Brokerage	Affiliated	to Affiliated
Portfolio	Commissions	Broker-Dealers	Broker-Dealers

Growth Portfolio	$338,857	$5,862	1.73%
Growth and Income Portfolio	$234,030	$10,718	4.58%
     The Trust does not have a principal underwriter/distributor.
Other Service Agreements
     Pursuant to a service plan, the Portfolio paid service and maintenance fees to the Life Companies, as follows:

	Class 1	Class 2	Class 3
Portfolio	Shares	Shares	Shares

Growth Portfolio	—	$98510	$114,941
Growth and Income Portfolio	—	$71,754	$75,775
Shareholder Proposals
     Neither the Trust, nor the Portfolios are required to hold annual shareholder meetings, and therefore, it cannot be determined when the next meeting of shareholders will occur. If a shareholder wishes to submit a proposal for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.
By Order of the Board of Trustees,

Nori L. Gabert
Secretary
SunAmerica Series Trust
Dated: February 5, 2008

Exhibit A
SUBADVISORY AGREEMENT
     This SUBADVISORY AGREEMENT is dated as of December 14, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and MARSICO CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Subadviser”).
WITNESSETH:
     WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and
     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and
     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and
     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto or portions thereof, as applicable (the “Portfolio or “Portfolios”), and the Subadviser is willing to furnish such services;
     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:
     1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser, as agent and attorney-in-fact of the Trust, may, when it deems appropriate and without prior consultation with the Adviser, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other securities including money market instruments, whether the issuer is organized in the United States or outside the United States, (b) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Subadviser may select and (c) purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolios. In addition, the custodian shall provide the Subadviser with daily reports regarding the cash levels in the Portfolios. The custodian designated by the Adviser to hold the assets of each Portfolio will automatically invest any uninvested cash assets of each Portfolio on a daily basis. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information; and (b) applicable laws and regulations.
     The Subadviser represents and warrants to the Adviser that each Portfolio will at all times be operated and managed in compliance with (a) all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) so as not to jeopardize the treatment of the variable annuity contracts which offer the Portfolios (the “Contracts”) as annuity contracts for purposes of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) the objectives, policies, restrictions and limitations for the Portfolios as set forth in the Trust’s current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (e) the policies and procedures as adopted by the Trustees of the Trust, as most recently provided by the Adviser to the Subadviser. The Adviser agrees that it, and not the Subadviser, will be solely responsible for insuring that each Portfolio (a) is in compliance with the applicable provisions of Subchapter M, chapter 1 of the Code (“Subchapter M”) for each Portfolio to be treated as a “regulated investment company” under Subchapter M; and (b) complies with any limits in its current prospectus or statement of additional information concerning concentration of investments or the amount of assets that may be invested by the Portfolio in any one or more securities. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.
     The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
     The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.
     The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.
     The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act. For purposes of complying with the preceding sentence the Subadviser may rely on a list, as amended from time to time, of subadvisers of the Portfolios or other series of the Trust, and any subadviser to other investment companies that are under common control with the Trust, as provided by the Adviser.
     2. Portfolio Transactions. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolios and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.
     (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio’s transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:
(1)	All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

(2)	Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

(3)	If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

(4)	Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser’s request for direction due to the reasons stated above.
     3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.
     4. Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.
     5. Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.
     6. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.
     7. Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The

Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).
     8. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust.
          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.
     9. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.
     10. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.
     (b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which may be based on (i) the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.
     (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to the Portfolios with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to: (A) a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request; and (B) acts of the Subadviser that were made in reasonable reliance upon information provided to it by the Adviser. The Adviser agrees that Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Subadviser (and its officers, directors/trustees, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Trust and any other subadviser with respect to the portion of a Portfolio’s assets not allocated to Subadviser.
     11. Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.
     12. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.
     With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).
     This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.
     13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
     14. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.
     15. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.
     16. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.
     17. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.
     18. Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute, settle, reconcile, or otherwise facilitate transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others or becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is necessary or appropriate for the Subadviser to carry out its duties on behalf of its clients, including the

Portfolios, and where Subadviser has obtained a confidentiality agreement or otherwise has reasonable expectations that such information will not be misused. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.
     19. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, or by overnight courier, addressed as follows:

Subadviser:	Marsico Capital Management, LLC 1200 17th Street — Suite 1600 Denver, CO 80202
	Attention:	Thomas M.J. Kerwin

Adviser:	AIG SunAmerica Asset Management Corp. Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311
	Attention:	Gregory N. Bressler, General Counsel

with a copy to:	AIG Retirement Services, Inc. 1 SunAmerica Center Century City Los Angeles, CA 90067-6022
	Attention:	Mallary L. Reznik, Deputy General Counsel
     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.
By:	/s/ PETER A. HARBECK
	Name:	Peter A. Harbeck
	Title:	President and Chief Executive Officer

MARSICO CAPITAL MANAGEMENT, LLC
By:	/s/ CHRISTOPHER J. MARSICO
	Name:	Christopher J. Marsico
	Title:	President

Schedule A

Annual Fee
(as a percentage of the average
daily net assets the Subadviser
Portfolio(s)	manages in the portfolio)

Focus Growth Portfolio	0.40%

Focus Growth and Income Portfolio	0.45% on the first $500 MM*
0.40% thereafter

*	For the purposes of the breakpoint on the Focus Growth and Income Portfolio, the asset level at which the fee rate breaks shall be based upon the average daily net assets of all portfolios of SunAmerica Series Trust for which Marsico serves as subadviser.

Exhibit B
Funds Advised by Marsico Capital Management, LLC with Similar Investment Objectives
     All of the information is provided as of September 30, 2007. While investment objectives of the funds listed below may be similar to that of the Portfolios, the nature of the services provided by Marsico to the funds may differ. For example, Marsico provides subadvisory services for a portion of each Portfolio’s assets, while Marsico may provide either investment advisory or subadvisory services for the entire portion of certain funds listed below. As a subadviser, Marsico may perform a more limited set of services and assumes fewer responsibilities for the Portfolios and for certain other funds shown in the table below than it does for the funds for which it serves as the investment adviser.

	Assets Managed by
	Marsico as of
	09/30/07
Comparable Funds for which Marsico serves as Sub-Adviser*	($ Million)		Subadvisory Fee Paid to Marsico***

AXA Equitable Funds
AXA Premier VIP Aggressive Equity Portfolio	$710.0	**	0.27%
EQ/Marsico Focus Portfolio	$4,358.1		0.45% on first $400 million;
EQ Market PLUS Large Cap Growth Portfolio	$297.7	**	0.40% on next $600 million
			0.375% on next $500 million
			0.35% on assets over $1.5 billion

Columbia Funds (formerly Nations Funds)
Columbia Marsico Focused Equities Master Portfolio	$5,166.3		0.45%
Columbia Marsico Focused Equities Fund, Variable Series	$210.6		0.45%

(The) Diversified Investors Funds Group
Diversified Investors Equity Growth Fund	$810.4	**	0.30% on the first $1 billion
			0.25% on next $1 billion
			0.27% for entire portfolio if
			portfolio >$2 billion

SunAmerica
SunAmerica Focused Alpha Growth Fund	$297.9	**	0.40%
SunAmerica Focused Alpha Large-Cap Fund	$109.7	**	0.40%
Focused Series-Large-Cap Growth Portfolio	N/A	**	****
Focused Series-Growth and Income Portfolio	N/A	**	****
SunAmerica Series Trust Marsico Focused Growth Portfolio	N/A	**	****

UBS Pace Select Advisors Trust
UBS Pace Large Company Growth Equity Investments Fund	$537.0	**	0.30%

*	Comparable funds represent sub-advised funds managed in Marsico’s focus style. Portfolios in Marsico’s focus style typically hold 20-30 securities. With the exception of the Portfolio, the SunAmerica portfolios managed by Marsico held fewer securities, typically 10-20 securities.

**	Denotes multi-manager fund. Assets reflect the Marsico-managed portion only.

***	A principal investment manager other than Marsico typically charges management fees to these mutual funds that include both sub-advisory fees paid to Marsico and additional management fees paid to the principal investment manager.

****	Pursuant to an exemptive order issued to the funds by the SEC, the funds are not required to disclose individual subadviser fees.

	Assets as of
	09/30/07
Funds for which Marsico serves as Investment Adviser*	($ Million)	Management Fee Paid to Marsico
(The) Marsico Investment Fund
Marsico Focus Fund	$5,052.3	0.85% on first $3 billion
		0.75% on assets >$3 billion

*	The Marsico Investment Fund is Marsico’s proprietary mutual fund. The services that Marsico provides to this fund as manager and investment adviser are much broader in scope than the services that Marsico provides as an investment sub-adviser to other funds.

B-1